abrdn Funds

(the “Trust”)

abrdn EM SMA Completion Fund

(the “Fund”)

Supplement dated April 17, 2024 to the Fund’s Statutory Prospectus,

dated February 29, 2024, as supplemented to date (the “Prospectus”)

In anticipation of the retirement of Joanne Irvine from abrdn in June 2024 and departure of Kristy Fong from abrdn in September 2024, all references to Joanne Irvine and Kristy Fong in the Prospectus are deleted effective immediately.

Therefore, effective immediately, the following replaces the Portfolio Managers table for the Fund in the section entitled, “Summary — abrdn EM SMA Completion Fund — Portfolio Managers” on page 4 of the Prospectus:

Name	Title	Served on the Fund Since
Devan Kaloo	Global Head of Equities and Head of Global Emerging Markets Equities	Inception
Nick Robinson, CFA®	Senior Investment Director	2023
Gabriel Sacks, CFA®	Investment Director	Inception

Additionally, effective immediately, the following replaces the information for Devan Kaloo in the section entitled, “Fund Management — Portfolio Management” starting on page 13 of the Prospectus:

Portfolio Manager

Devan Kaloo, Global Head of Equities and Head of Global Emerging Markets Equities

Devan Kaloo is Global Head of Equities and Head of Global Emerging Markets Equities for abrdn. Devan joined abrdn in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined abrdn's Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams. Devan graduated with an MA (Hons) in International Relations and Management from the University of St Andrews and has a postgraduate diploma in Investment Analysis from the University of Stirling.

Please retain this Supplement for future reference

abrdn Funds

(the “Trust”)

abrdn EM SMA Completion Fund

(the “Fund”)

Supplement dated April 17, 2024 to the Fund’s Statement of Additional Information,

dated February 29, 2024, as supplemented to date (the “SAI”)

In anticipation of the retirement of Joanne Irvine from abrdn in June 2024 and departure of Kristy Fong from abrdn in September 2024, all references to Joanne Irvine and Kristy Fong in the SAI are deleted effective immediately.

Please retain this Supplement for future reference.